UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 6, 2020

Date of Report (Date of earliest event reported)

U.S. GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-08266	22-1831409
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1910 E. Idaho Street, Suite 102-Box 604

Elko, NV 89801

(Address of principal executive offices)

(800) 557-4550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	USAU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events.

On October 27, 2020, Mandeep Singh (“Plaintiff”), through his attorney, filed a complaint (Singh v. U.S. Gold Corp., et al., Case No. 1:20-cv-08995 (S.D.N.Y.)) on in the United States District Court for the Southern District of New York, against U.S. Gold Corp. (the “Company”) and its members (the “Directors”) of the board of directors (the “Board”).

The complaint alleges, among other things, that the Company’s definitive proxy statement on Schedule 14A (as further amended and supplemented, the “proxy statement”) filed with the Securities and Exchange Commission (the “SEC”) on September 14, 2020 contains material omissions and materially misleading statements in connection with the acquisition of Northern Panther Resources Corporation (“Northern Panther and such acquisition, the Merger”) and the related financing transactions and that the Directors breached their duty by failing to disclose the required information in the proxy statement. The complaint seeks to enjoin the Company from taking any actions that would allow the issuances of shares of the Company’s common stock upon the conversion of Series H Convertible Preferred Stock, Series I Convertible Preferred Stock and exercise of certain warrants, all of which were previously issued in connection with the Merger and the related financing or, in the event that the proposed share issuances are consummated, seeks a judgment for damages. The complaint alleges that the proxy statement failed to disclose, among other things, (i) the background process leading up to the Merger and related transactions, (ii) the discussion of due diligence undertaken by the Company and financial analysis prepared in connection with the Merger, (iv) the discussion of the Company’s financial advisor and the fairness opinion delivered by the financial advisor in connection with the Merger, and (v) a summary of financial projections prepared by the Company in connection with the share issuances.

The Company believes that the suit is without merit and intends to defend vigorously against the suit. The proposals put forth in the proxy statement seek approval of the issuances or potential issuances of shares of the Company’s common stock upon the conversion or exercise, as applicable, of the securities previously issued to Northern Panther in connection with the Merger or investors in a related private placement, and not of the Merger itself, which were consummated on August 11, 2020. As such, Plaintiff’s requested additional disclosures mentioned above, including the disclosure about the fairness opinion, are neither relevant nor materially related to the matters put forth in the proxy statement for the shareholders’ approval.

* * *

Important Information For Investors and Shareholders

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

The issuances or potential issuances of the Company’s common stock upon the conversion or exercise of securities previously issued in connection with the Merger has submitted to the shareholders of the Company for their consideration. The Company has filed with the SEC the proxy statement, which was mailed by the Company to its stockholders commencing on September 11, 2020.

INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED SHARE ISSUANCES. Investors and shareholders may currently obtain free copies of the proxy statement and other documents containing important information about the Company filed with the SEC, through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge at www.usgoldcorp.gold under the Investor tab, copies of materials it files with, or furnish to, the SEC, and investors and shareholders may contact the Company at (800) 557-4550 to receive copies of documents that it files with or furnishes to the SEC.

Participants in the Proxy Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed issuances. Information about the directors and officers of the Company is set forth in the proxy statement. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions that statements in this Current Report on Form 8-K which are forward-looking and which provide other than historical information involve risks and uncertainties that may materially affect the Company’s results of operations. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to the possibility that the proposed issuances are not approved by required shareholder or other approvals; the risk that the benefits from the Merger may not be fully realized or may take longer to realize than expected; the ability to promptly and effectively integrate the businesses of the Company and Northern Panther; the reaction of the companies’ customers, employees and counterparties to the transaction; diversion of management time on transaction-related issues; unfavorable exploration results, the prevailing market conditions for metal prices and mining industry cost inputs, environmental and regulatory risks, risks faced by junior companies generally engaged in exploration activities, whether the Company will be able to raise sufficient capital to implement future exploration programs, the impact COVID-19 pandemic on the Company’s operations and financial conditions, and other factors described in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC, which can be reviewed at www.sec.gov. While management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks, contingencies, and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company makes no representation or warranty that the information contained herein is complete and accurate and we have no duty to correct or update any information contained herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2020	U.S. GOLD CORP.

	By:	/s/ Edward M. Karr
Edward M. Karr, Chief Executive Officer